SUPPLEMENT DATED JULY 17, 2006 TO THE
                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                              SHORT-TERM BOND FUND
                 PROSPECTUS/PROXY STATEMENT DATED JUNE 13, 2006

THE FOLLOWING DISCLOSURE IN THE SECTION ENTITLED "VOTING INFORMATION" BEGINNING ON PAGE 21 IS HEREBY DELETED:

The Board has fixed May 14, 2006 as the record date for determining shareholders entitled to receive notice of and to vote at the Meeting.

AND REPLACED WITH THE FOLLOWING:

The Board has fixed May 12, 2006 as the record date for determining shareholders entitled to receive notice of and to vote at the Meeting.